Exhibit 99.1

Naturade Reduces 2002 Net Loss by $830,000, Net Sales Decline;

New Weight Loss Positioning Drives 4th Quarter Naturade Total Soy® Growth

IRVINE, CA – 18 April 03 – Naturade, Inc. (OTC BB: NRDC), a leading marketer of soy protein products under the brand name Naturade Total Soy®, today reported net sales for 2002 of $14,416,351, down 13.4% from 2001, while reflecting the softness in the overall economies of the U.S. and Canada.  Net loss for the year was reduced by $830,535 to $1,896,618, reflecting reduced interest expenses and management’s efforts to significantly reduce expenses.

These numbers reflect the Company’s accounting adoption of Emerging Issues Task Force issue No. 01-9 requiring reclassification of $454,552 in payments to customers as a reduction of 2001 sales with an offsetting reduction of selling expenses.

Fourth quarter 2002 net sales of $4,210,509 increased by 17.0 % versus the third quarter.  The net loss for the fourth quarter was reduced by $366,760 to $89,951, 2.1% of net sales, versus a loss of 10.1% of net sales for the same period of 2001.   Fourth quarter net sales were down 6.6% compared with the fourth quarter of 2001.

Highlights for the year 2002 include the following:

1.             Maintained Naturade leadership as the #1 natural brand in soy protein meal replacement powders with 3.9% growth and a 24.5% market share as reported by Information Resources, Inc. (IRI).

2.             Reduced annual sales of Naturade Total Soy®, which accounted for 53% of sales in fiscal 2002, as pipeline orders from new distribution ended in 2001;

3.             Revitalized the Naturade Total Soy® brand with a new formula and weight loss positioning;

4.             Decision to drop unprofitable accounts where minimum profit standards were not met; and

5.             Significant ($775,252) reduction in brand expenses and interest expense ($443,000) through focus on cost cutting and completion of a private equity transaction in January.

“We streamlined our business in 2002 by reducing promotional expenses, restructuring our balance sheet and eliminating accounts where our profit standards could not be met,” says Naturade CEO Bill Stewart.  “The results were evident in the fourth quarter where we cut our operating loss to a level well below any of the seven prior quarters.  Our drive toward profitability is strongly enhanced by new weight loss positioning and formula improvements on our Naturade Total Soy® brand which are delivering measurable increases in consumer sales at the cash register.”

Headquartered in Irvine, Calif., Naturade – since 1926 – has been committed to marketing innovative natural products to improve the health and well being of consumers.  Well-known for its 50 years of leadership in soy protein, Naturade is the number one brand name of natural soy protein powders sold in food, drug and mass merchandise stores.  Its premier product, Naturade Total Soy®, is a complete line of ready-to-drink, bars and shake mix meal replacement products sold at major supermarkets and drug, health food, club and mass merchandise stores throughout the U.S.  The Company’s other products include, Naturade® protein booster powders, Power Shake®, Quick Fizz™ and Aloe Vera 80®.  For more information, visit www.naturade.com.

NOTE:  THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR CERTAIN FORWARD-LOOKING STATEMENTS.  THE STATEMENTS CONTAINED IN THIS NEWS RELEASE THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS BASED ON THE COMPANY’S CURRENT EXPECTATIONS AND BELIEFS CONCERNING FUTURE DEVELOPMENTS AND THEIR POTENTIAL EFFECTS ON THE COMPANY, INCLUDING, WITHOUT LIMITATION, STATEMENTS CONCERNING THE COMPANY’S STRATEGIES AND INITATIVES TO IMPROVE BUSINESS RESULTS.  THERE CAN BE NO ASSURANCE THAT FUTURE DEVELOPMENTS AFFECTING THE COMPANY WILL BE THOSE ANTICIPATED BY THE COMPANY.  ACTUAL RESULTS MAY DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES (SOME OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY) AND ARE SUBJECT TO CHANGE BASED UPON VARIOUS FACTORS.  THESE FACTORS INCLUDE THE IMPACT OF GOVERNMENT REGULATIONS, LESS STABLE DEMAND IN THE MASS MARKET, VARIABILITY OF QUARTERLY EARNINGS, BUSINESS INTERUPTION DUE TO TERRORISM, ABILITY TO CONTINUE AS A GOING CONCERN AND POTENTIAL FUTURE EARNINGS LOSSES, DEPENDENCE ON KEY CUSTOMERS, DEPENDENCE ON CURRENT AND ONGOING FINANCING, DILUTION DUE TO FUTURE EQUITY SALES, TECHNOLOGICAL CHANGES, DEPENDENCE ON THIRD-PARTY MANUFACTURERS, PRICING PRESSURES AND OTHER COMPETITIVE FACTORS, DEPENDENCE ON QUALIFIED PERSONNEL, PRODUCT LIABILITY EXPOSURE, INABILITY TO IDENTIFY STRATEGIC GROWTH PARTNERS, INSTABILITY OF THE DIETARY SUPPLEMENT INDUSTRY, IMPACT OF ADVERSE PUBLICITY, LIMITED

SUCCESS OF NEW PRODUCTS, INSUFFICIENT PROTECTION OF INTELLECTUAL PROPERTY, STOCK PRICE VOLATILITY AND CLOSE CONTROL OF COMPANY STOCK.  THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.  FOR A MORE DETAILED DISCUSSION OF SOME OF THE ONGOING RISKS AND UNCERTAINTIES OF THE COMPANY’S BUSINESS, SEE THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONSOLIDATED STATEMENTS OF INCOME*

**Twelve Months Ended**

12/31/02	12/31/01

(audited)

(audited)

Net Sales

$

14,416,351

$

16,641,109

Gross Profit

$

6,258,744

$

7,350,882

Gross Margin %

43.4

%

44.2

%

Net Loss

$

(1,896,618

)

$

(2,721,222

)

Net Loss applicable to common shares

$

(2,387,332

)

$

(2,727,153

)

Net Loss per common share

$

(0.05

)

$

(0.36

)

Weighted average common shares outstanding

44,000,000

7,600,000

* Reflects adoption of Emerging Issues Task Force issue No. 01-9 including reclassification of $454,552 in payments to customers as a reduction of 2001 sales with an offsetting reduction of selling expenses.

CONDENSED CONSOLIDATED BALANCE SHEET

December 31, 2002	December 31, 2001
(audited)	(audited)

Current assets

$

3,943,907

$

3,631,370

Property and equipment, net

$

228,723

$

307,362

Other assets

$

49,594

$

54,763

Total assets

$

4,222,224

$

3,993,495

Current liabilities

$

5,373,678

$

5,495,486

Long-term debt, less current maturities

$

37,735

$

5,507,382

Other log-term liabilities

$

756,112

0

Stockholders’ deficit

$

(1,945,301

)

$

(7,009,373

)

Total liabilities and shareholders’ deficit

$

4,222,224

$

3,993,495

Naturade Inc., Irvine
John Hazlin, 714/573-4800, Ext. 221
or
Mark Grody Associates
Mark Grody, 760/674-8012
Fax: 760/674-8052
E-mail: mgrody@aol.com